SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 30, 2003
                Date of Report (Date of earliest event reported)

                              IDENTIX INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        01-09641                   94-2842496
(State or other Jurisdiction of     (Commission File Number)   (I.R.S. Employer
           Incorporation)                                   Identification No.)


                                5600 Rowland Road
                              Minnetonka, MN 55343
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 952-932-0888



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Item 7. Financial Statements and  Exhibits


(c)  Exhibits


The following are filed as Exhibits to this Report:

         Exhibit No     Description of Exhibit
                 99     Press Release dated October 30, 2003



Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

    Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Identix Incorporated hereby furnishes a press release issued on October 30, 2003, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2003. Identix provides pro forma net income (loss) per share data as an alternative for understanding the Company's operating results. Pro forma data is not in accordance with, or an alternative for, GAAP and may be materially different from pro forma measures used by other companies.



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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         IDENTIX INCORPORATED

                         By:  /s/  Erik Prusch
                              Erik Prusch
                              Chief Financial Officer


Date: October 30, 2003